================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          WILSHIRE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          WILSHIRE TECHNOLOGIES, INC.
                         5441 AVENIDA ENCINAS, SUITE A
                           CARLSBAD, CALIFORNIA 92008

                                                                 August 15, 1997
To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Wilshire Technologies, Inc. (the "Company") which will be held at 10:00 a.m. on September 26, 1997 at the Embassy Suites, 4550 La Jolla Village Drive, San Diego, California 92122. All holders of the Company's outstanding Common Stock as of August 8, 1997 are entitled to vote at the meeting.

     Enclosed is a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

     We hope you will be able to attend. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                    Sincerely,


                                    /s/ John Van Egmond

                                    John Van Egmond
                                    Chief Executive Officer

                          WILSHIRE TECHNOLOGIES, INC.
                         5441 AVENIDA ENCINAS, SUITE A
                           CARLSBAD, CALIFORNIA 92008
                                 (619) 929-7200

                                 _____________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 26, 1997

                                 _____________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Wilshire Technologies, Inc., a California corporation (the "Company"), will be held at 10:00 a.m. on September 26, 1997 at the Embassy Suites, 4550 La Jolla Village Drive, San Diego, California 92122 for the following purposes:

     1.  To elect five directors; and

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on August 8, 1997, as the record date for the determination of shareholders entitled to notice of and vote at the Meeting and all adjournments thereof.

                                    By Order of the Board of Directors


                                    /s/ John Van Egmond

                                    John Van Egmond
                                    Chief Executive Officer
Dated:  August 15, 1997

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                          WILSHIRE TECHNOLOGIES, INC.
                         5441 AVENIDA ENCINAS, SUITE A
                           CARLSBAD, CALIFORNIA 92008
                                 (619) 929-7200

                                 _____________

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 26, 1997

                                 _____________
                                VOTING AND PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Wilshire Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on September 26, 1997 at the Embassy Suites, 4550 La Jolla Village Drive, San Diego, California 92122 (the "Meeting") and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" the election as directors of the five nominees listed thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Meeting in person.

     At the close of business on August 8, 1997, the record date for determining shareholders entitled to notice of and to vote at the Meeting, the Company had issued and outstanding 12,943,385 shares of Common Stock, no par value per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Meeting. In voting for directors, however, if any shareholder gives notice at the Meeting, prior to voting, of an intention to cumulate votes, then each shareholder has the right to cumulate votes and to give any one or more of the nominees whose name has been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected (i.e., five) multiplied by the number of shares which the shareholder is entitled to vote. The nominees (up to the number to be elected) receiving the highest number of votes will be declared elected. Discretionary authority to cumulate votes and distribute such votes among some or all of the nominees in the event that cumulative voting is invoked by any shareholder is solicited by the Board of Directors. Only shareholders of record at the close of business on August 8, 1997 are entitled to notice of and to vote at the Meeting or at any adjournments thereof.

     The Company will pay the expenses of soliciting proxies for the Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. The Company has retained Corporate Investor Communications, Inc. to assist in distributing materials for the Meeting at a fee plus out-of-pocket expenses that are expected to aggregate $1,300. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about August 15, 1997 to all shareholders entitled to vote at the Meeting.

     The matters to be considered and acted upon at the Meeting are referred to in the preceding notice and are more fully discussed below.


                             ELECTION OF DIRECTORS

     Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and shall qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the five persons listed under "Nominees for Director" unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the persons named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors.

     The table on page 5 sets forth certain information as of August 8, 1997 with respect to (i) the present directors, who are also the nominees and (ii) all directors and executive officers of the Company. Directors are elected by a plurality of the votes cast by the shareholders. Therefore, shares not voted, whether by abstaining or broker non-vote (in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) do not affect the election of directors.

     The securities "beneficially owned" by an individual shown in the table are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or which the individual has the right to acquire before October 7, 1997 (60 days after the August 8, 1997 record date) under stock options or warrants. Beneficial ownership may be disclaimed as to certain of the securities. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him, except to the extent that authority is shared by spouses under applicable law.


                                       Number of Shares
                                         Beneficially         Director       Percent of Class
Name                             Age         Owned             Since         of Common Stock
----                             ---   ----------------       -------        ----------------
Ronald W. Cantwell                54            0 (1)(2)   December 6, 1996         *
John Van Egmond                   47            0 (2)      December 31, 1996        *
Charles H. Black                  70       12,000 (3)      June 23, 1997            *
Joe E. Davis                      63       12,000 (4)      June 23, 1997            *
Ralph V. Whitworth                41            0 (5)      April 2, 1997            *
All Directors and Executive
 Officers of the Company as
 a Group (six persons)                    172,333 (6)                              1.3%

__________________
 *   Less than 1% of the 12,943,385 shares
     outstanding on August 8, 1997

(1)  Mr. Cantwell disclaims direct beneficial ownership of 9,416,430 shares of
     Common Stock owned by Trilon Dominion Partners, L.L.C.   Mr. Cantwell is
     the holder of 100% of the capital stock of VC Holdings, Inc. which is the sole manager of and owns 100% of the voting Class A membership interest in Trilon Dominion Partners, L.L.C.
(2) Mr. Cantwell and Mr. Van Egmond, as employees of Trilon Dominion Partners, L.L.C., are prohibited by their company's policies from investing in securities of companies within the investment group of Trilon Dominion Partners, L.L.C., which includes the Company.
(3) Represents shares of Common Stock which Mr. Black has the right to acquire upon exercise of currently exercisable non-qualified stock options. Does not include 44,000 shares purchasable on exercise of options that are not exercisable before October 7, 1997.
(4) Represents shares of Common Stock which Mr. Davis has the right to acquire upon exercise of currently exercisable non-qualified stock options. Does not include 44,000 shares purchasable on exercise of options that are not exercisable before October 7, 1997.
(5) Mr. Whitworth owns options, none of which are exercisable before October 7, 1997, that entitle him to purchase 44,000 shares of Common Stock.
(6) Includes shares which such persons have the right to acquire on exercise of options that are exercisable or become exercisable before October 7, 1997.

INFORMATION CONCERNING THE NOMINEES AND EXECUTIVE OFFICERS

NOMINEES FOR DIRECTOR

RONALD W. CANTWELL has been a Director and Chairman of the Board of the Company since December 6, 1996, and has served as President of Trilon Dominion Partners, L.C.C. since its inception in June 1995. Prior to joining Trilon Dominion, Mr. Cantwell served as the President of The Catalyst Group, Inc. where he successfully executed a variety of merchant banking activities and managed the operations of a diverse mix of utility assets. Approximately $2 billion of these assets were successfully divested under Mr. Cantwell's direction. In addition, he has been involved in advising numerous mergers and acquisitions and restructuring matters for the Edper Group, the principal investor in Catalyst. Prior to joining Catalyst, Mr. Cantwell spent 19 years in the practice of public accounting, most recently with Ernst & Young where he was a tax partner and headed the Dallas-based Mergers and Acquisitions practice. While at Ernst & Young, Mr. Cantwell was instrumental in structuring mergers, acquisitions, recapitalizations, and dispositions on behalf of several Fortune 500 and many of the southwest's most acquisition-oriented entities. Mr. Cantwell is a Certified Public Accountant. Mr. Cantwell presently is a director of the following publicly owned companies: Advanced Materials Group, Inc. ("Advanced Materials"), a California corporation of which Trilon Dominion Partners, L.L.C., the Company's principal stockholder, is also the principal stockholder; EPL Technologies, Inc. and Shepherd Surveillance Inc.

JOHN VAN EGMOND has been President and Chief Executive Officer and a Director of the Company since December 31, 1996. Mr. Van Egmond is affiliated with Trilon Dominion Partners, L.L.C. and has been President, Chief Executive Officer and a director of Century Power Corporation since 1989. Prior to 1989, Mr. Van Egmond was Vice President and Controller of Century. Prior to joining Century, Mr. Van Egmond held various financial positions from 1972 to 1984 with Tucson Electric Power Company. Mr. Van Egmond is a Certified Public Accountant and holds a B.S. from Montana State University.

CHARLES H. BLACK rejoined the Board in June, 1997. He had been a director of the Company from February, 1993 until August, 1996. Mr. Black is a private investor who serves on the Board of Governors of the Pacific Stock Exchange and is a director of Investment Company of America, Fundamental Investors, Inc., JMC Group, AMCAP Fund, Windsor Capital, and Orincon Corporation. Previously, Mr. Black was Executive Vice President and Chief Financial Officer of Kaiser Steel Corporation, Executive Vice President and Chief Financial Officer of Great Western Savings & Loan, and Vice President and Treasurer of Litton Industries.

JOE E. DAVIS rejoined the Board in June, 1997. He had been a director of the Company from February 1993 until November, 1996. Mr. Davis is a private investor who serves as a director for BMC Industries and Windsor Capital, and is a Trustee of American Variable Insurance Series. Previously, Mr. Davis was the President and Chief Executive Officer of National Health Enterprises, Inc.

RALPH V. WHITWORTH joined the Board in April, 1997. Mr. Whitworth is the Managing Member of Relational Investors L.L.C, an investment management firm specializing in publicly traded equities. He is also a Partner in Batchelder & Partners, Inc., a merchant banking and investment banking firm based in La Jolla, California, and is a director of C.D. Radio, Inc.. Previously, Mr. Whitworth was President of Whitworth and Associates, a Washington, D.C. based corporate advisory firm where he advised major corporations and investors on investments, proxy contests, acquisitions and board policy. He also served as President of the United Shareholders Association from 1986 until 1994. In prior positions, Mr. Whitworth served as President of Development at United Thermal Corporation, and as assistant to the General Partner at Mesa Limited Partnership.

OTHER EXECUTIVE OFFICERS

JAMES W. KLINGLER (age 50) has been the Company's Vice President, Chief Financial Officer, Secretary and Treasurer since October, 1994. From 1990 to October 1994, Mr. Klingler was Vice President, Controller of the Optical Division of Allergan, Inc. Prior to joining Allergan, Mr. Klingler held various financial positions with Pepsico, Inc., Schering-Plough Corp., and Continental Group, Inc. Mr. Klingler is a Certified Management Accountant and holds a B.A. from Ohio State University, and an M.B.A. from Columbia University.

OTHER SIGNIFICANT EMPLOYEES

FRED PISACANE (age 40) joined the Company in July, 1991, and is Vice President of Sales and Marketing for Contamination Control Products and Gloves. Prior to joining the Company, Mr. Pisacane spent twelve years with Baxter Scientific Products, a leading distributor of clean room products.

ALAN R. SEACORD (age 45) joined the Company in May 1993 and serves as the Vice President of Research and Development for the Company, and as the Senior Director of Glove Operations. His responsibilities include product and process development as well as manufacturing and materials. Previously, Mr. Seacord held various product development and operations positions with four pharmaceutical and biotechnical firms, including divisions of Eli Lilly Corp., Tech-America, Inc. and Abbott Infusions, Inc.

CHING-WANG (ERIC) LUO, PH. D (age 44) joined the Company in July, 1993, and is the Senior Director of Operations for the Contamination Control Division. Dr. Luo came from Ciba Geigy Corporation where he was in research and development for transdermal and iontophoretic drug delivery systems from March, 1991 to July, 1993. From January, 1988 to February, 1991 he was a senior research scientist for Schering-Plough Corp.

BOARD OF DIRECTORS MEETINGS; DIRECTORS COMPENSATION.

     The Board of Directors of the Company held seven meetings during the fiscal year ended November 30, 1996. The Board of Directors has a Compensation Committee (which in fiscal 1996 consisted of Directors Black and Kenneth Widder) which makes recommendations concerning salaries and incentive compensation for employees of the Company, and an Audit Committee (which in fiscal 1996 consisted of Directors Kenneth Widder and Joe Davis) which reviews the results and scope of the audit and other services provided by the Company's independent auditors. During the fiscal year ended November 30, 1996 the Compensation Committee held no meetings and the Audit Committee met once. The Board of Directors does not have a Nominating Committee. All directors attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which such directors serve.

     All directors hold office until the next annual meeting of shareholders of the Company and the election and qualification of their successors. Officers are elected annually by, and serve at the discretion of, the Board of Directors.

     Directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Directors' meetings and receive $500 for each meeting attended plus annual non-qualified stock options to purchase 2,000 shares of the Company's Common Stock, which options are granted every June 30 at fair market value pursuant to the Company's Stock Option Plans. Messrs. Van Egmond and Cantwell each waived the right to receive the 2,000 share options granted on June 30, 1997 at an exercise price of $0.84.

     For other options granted to the directors since the beginning of the last fiscal year see "Option Grants", below.

EXECUTIVE COMPENSATION.

     The table that follows shows the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended November 30, 1996 by Mr. Stephen P. Scibelli who, until his resignation on September 9, 1996, was the chief executive officer of the Company. After Mr. Scibelli's resignation, Mr. William Hopke, a director, served as interim chief executive officer until December 31, 1996, when Mr. John Van Egmond was elected as president and chief executive officer of the Company. Neither Mr. Hopke nor Mr. Van Egmond received any compensation from the Company for their services. No other executive officer of the Company had salary and bonus in excess of $100,000 during the fiscal year ended November 30, 1996.


                                                    SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                           -------------------             ----------------------------------------
                                                                                  AWARDS                  PAYOUTS
                                                                           ---------------------------   ----------
                                                              OTHER                        SECURITIES                 ALL
                                                              ANNUAL        RESTRICTED     UNDERLYING                OTHER
                                                              COMPEN-         STOCK         OPTIONS/       LTIP      COMPEN-
                                         SALARY     BONUS     SATION         AWARD(S)         SARS        PAYOUTS    SATION
NAME AND PRINCIPAL              YEAR      ($)        ($)        ($)            ($)            (#)           ($)       ($)
POSITION (a)                    (b)       (c)        (d)        (e)            (f)            (g)           (h)       (i)
-------------------------------------------------------------------------------------------------------------------------------
STEPHEN P. SCIBELLI, JR.        1996    $131,058     ---        ---            ---            2,000         ---     $57,398(1)
CHIEF EXECUTIVE OFFICER AND
PRESIDENT                       1995    $175,000     ---        ---            ---          200,000         ---      25,565

                                1994    $175,000     ---        ---            ---          200,000         ---      25,863
-------------------------------------------------------------------------------------------------------------------------------

     (1) Of the amount shown for 1996, $18,314 represents one-half of the premium paid by the Company during fiscal 1996 on an insurance policy with present death benefits of $1,263,000 on the life of Mr. Scibelli, of which Mr. Scibelli is the beneficiary. The other one-half of the premium is paid by Advanced Materials pursuant to an Asset Purchase Agreement dated November 30, 1990 with the Company. The remaining $39,084 represents $31,848 in accrued vacation paid on Mr. Scibelli's resignation and $7,236 in medical payments not covered by the Company's group medical insurance plan in which Mr. Scibelli participated.

     Under the Asset Purchase Agreement, after Mr. Scibelli's resignation the Company remains obligated to pay one-half of the premium on the life insurance policy mentioned above until the policy is paid-up, and to pay one-half of the cost of a new Mercedes Benz 300 SEL automobile.

OPTION GRANTS

     The table that follows shows stock options granted pursuant to the Company's Stock Option Plans and otherwise during the fiscal year ended November 30, 1996, to the executive officer named in the Summary Compensation Table above. No stock appreciation rights were granted.


                                           PERCENT OF TOTAL
                                           OPTIONS GRANTED TO
                             OPTIONS       EMPLOYEES IN            EXERCISE PRICE       EXPIRATION
NAME                         GRANTED       FISCAL YEAR             (PER SHARE)          DATE
---------------------------------------------------------------------------------------------------------

Stephen P. Scibelli, Jr.     2,000         Less than 1%            $1.75                September 9, 1997

   In addition to the options on 2,000 shares granted on June 30, 1997, which are described under "Board of Directors Meetings; Directors' Compensation", on June 23, 1997 directors Black, Davis and Whitworth each received an option on 42,000 shares of Common Stock exercisable at $.75 per share. These options become exercisable as to 21,000 shares on June 23, 1998 and as to the remaining 21,000 shares on June 23, 1999.

   During the fiscal year ended November 30, 1996 Mr. James W. Klingler, the Company's Chief Financial Officer, was granted an option on 10,000 shares of Common Stock exercisable at $0.50 per share and an option on 55,000 shares exercisable at $1.625 per share. The option on 10,000 shares is presently fully exercisable. The option on 55,000 shares became exercisable as to 18,333 shares in April, 1996 and becomes exercisable as to 18,333 and 18,334 shares, respectively, on October 16, 1997 and on October 16, 1998.

   Mr. Klingler also owns an option to purchase 50,000 shares of Common Stock, which is presently exercisable, at $2.00 per share and owns an option to purchase 30,000 shares of Common Stock, which is presently exercisable as to 20,000 shares and becomes exercisable as to the remaining 10,000 shares on December 7, 1997, at an exercise price of $1.375 per share. Both of these options were granted in prior fiscal years.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The table that follows shows the number of shares of the Company's Common Stock acquired upon exercise of options, the value realized therefor, the number of unexercised options at November 30, 1996 and the value of unexercised in-the-money options at November 30, 1996 (based on a closing price of $1.25 per share) for Mr. Scibelli, the executive officer named in the Summary Compensation Table above. Mr. Scibelli did not hold any stock appreciation rights during fiscal 1996.

                                                                      Number of Unexercised             Value of Unexercised
                                                                   Options at November 30, 1996         in-the-money options
                                                                                                        at November 30, 1996
                                                                   -----------------------------------------------------------------

                             Shares Acquired on
Name                         Exercise (Number)      Value Realized   Exercisable    Unexercisable     Exercisable   Unexercisable

------------------------------------------------------------------------------------------------------------------------------------

Stephen P. Scibelli, Jr.              0                   $0           410,000          ----            $125,000       $  ---

EMPLOYMENT AGREEMENTS

     On October 3, 1994, the Company entered into an employment agreement with Mr. Klingler as Chief Financial Officer, for a term of one year with a provision for one-year renewals. Compensation for the year ended November 30, 1996 was $99,000. Pursuant to the contract Mr. Klingler was granted an option covering 50,000 shares with an exercise price of $2.00, being the fair market value on the effective date of the agreement.

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     On January 4, 1996, Trilon Dominion Partners, L.L.C. ("Trilon") owned the following securities of the Company:

     (a)  Its Promissory Note for $5,000,000 (the "Promissory Note").

     (b) Its Promissory Note for $2,700,000 (subsequently increased to $3,100,000) (the "Grid Promissory Note").

     (c) Warrant (the "May Warrant") entitling the holder to purchase initially 1,250,000 shares of the Company's Common Stock, subject to adjustment to protect against dilution.

     (d) Warrant (the "November Warrant") entitling the holder to purchase initially 30,000 shares of the Company's Common Stock, subject to adjustment to protect against dilution.

     (e)  940,000 shares of the Company's Common Stock.

     On January 5, 1996, pursuant to an Exchange Agreement dated January 5, 1996, (i) Trilon cancelled the Promissory Note and all except $400,000 principal amount of the Grid Promissory Note, together with interest accrued on the cancelled principal amounts; (ii) Trilon surrendered the May Warrant and the November Warrant; and (iii) the Company issued to Trilon 8,441,430 shares of the Company's authorized but theretofore unissued Common Stock. On January 10, 1996, the Company paid the remaining $400,000 principal amount on the Grid Promissory Note, together with interest accrued thereon.

     Also on January 5, 1996 the Company and Trilon entered into a Credit Agreement pursuant to which Trilon will lend the Company not to exceed $1,000,000 evidenced by a secured promissory note (the "Note") bearing interest at the prime rate of interest from time to time in effect plus 3.75%, payable monthly in arrears. The Note matured on June 30, 1996. In consideration of Trilon providing the credit facility, the Company issued to Trilon on January 5, 1996 (y) a five-year Warrant entitling Trilon to purchase 100,000 shares of Common Stock at $0.75 per share, subject to adjustment to protect against dilution and (z) a five-year Springing Warrant entitling Trilon to purchase an additional 25,000 shares of such stock at the market price in effect on June 30, 1996 if, but only if, the Company has failed to repay the Note plus interest thereon in full by such date.

     The Credit Agreement has since been amended by the First, Second and Third Amendments thereto. As a result, the credit line currently is $3,000,000 and the termination date of the credit facility is December 31, 1997.

     At August 8, 1997, the short-term debt owed to Trilon under the credit facility amounted to $2,750,000. Trilon's ownership of shares and warrants on that date are shown under "Principal Shareholders".

     The parties also entered into a Consulting Agreement pursuant to which during the term of the credit facility the Company will pay Trilon $2,000 per month for consulting services rendered, plus travel and other related expenses incurred by Trilon.

     The Company has been informed that the members of Trilon are (i) VC Holdings, Inc. ("VCH"), a Delaware corporation that is Trilon's sole manager and holds 100% of the voting Class A membership interest in Trilon and (ii) Dominion Capital, Inc., which holds 100% of the non-voting Class B membership interest in Trilon. Mr. Ronald Cantwell, the President of Trilon, has been a director and Chairman of the Board of the Company since December 6, 1996.

     Since January 24, 1997, Mr. Cantwell has been a director of Advanced Materials. The Company has been informed that Trilon owns 3,600,807 shares of the common stock of Advanced Materials, or 34% of the total shares outstanding on February 27, 1997, and has the right to acquire an additional 965,000 such shares upon exercise of a warrant. During 1996, the Company purchased $605,000 of goods and services and paid rents of $59,000 to Advanced Materials.

     Management believes that prices and terms from Advanced Materials are competitive with those of unrelated foam fabrication suppliers. All transactions, and specifically pricing, between Advanced Materials and the Company will be reviewed periodically by the Audit Committee of the Board of Directors, composed of two independent directors.


                            PRINCIPAL SHAREHOLDERS

     The following table sets forth as of August 8, 1997 the identity of each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and its beneficial ownership.


   NAME AND ADDRESS OF           AMOUNT AND NATURE OF      PERCENT OF CLASS OF
    BENEFICIAL OWNER           BENEFICIAL OWNERSHIP OF        COMMON STOCK
                                    COMMON STOCK
Trilon Dominion Partners, LLC        9,416,430                   72.75%
245 Park Avenue, 28th Floor
New York, NY  10167

     Trilon Dominion Partners, LLC also owns warrants entitling it to purchase the following number of shares of the Company's Common Stock:

            Exercise Date                Expiration Date       Shares     Exercise Price
           ------------------           ------------------    -------    --------------
           January 5, 1996              January 5, 2001       100,000        $0.75
           July 1, 1996                 January 5, 2001        25,000        $1.75
           September 30, 1996           September 30, 2001    100,000        $1.31
           June 30, 1997                September 30, 2001     25,000        $0.84
           April 15, 1997               April 15, 2002        100,000        $0.44
                                                              -------
                                                              350,000

     In addition, a 25,000 share warrant expiring on April 15, 2002 will become exercisable on December 31, 1997, but only if the Company does not pay Trilon Dominion the principal and interest due on that day under the Third Amendment to the Credit Agreement described under "Certain Relationships and Related Party Transactions". The exercise price will be equal to the closing price of the Company's Common Stock on December 31, 1997.


                             SECTION 16 DISCLOSURE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended November 30, 1996 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. John Hunter, a director of the Company from August 8, 1996 to November 18, 1996, inadvertently was one month late in filing his Initial Report of Ownership on Form 3.

                         ANNUAL REPORT AND FORM 10-KSB

     The audited financial statements of the Company are included in the Annual Report to Shareholders for the year ended November 30, 1996, enclosed with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is made.

     The Board of Directors has selected the independent accounting firm of Ernst & Young LLP to act as the Company's auditors for the 1997 fiscal year. It is anticipated that representatives of Ernst & Young will be present at the Meeting to make a statement if they so desire and respond to appropriate questions presented at the Meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS AND MAY BE OBTAINED BY WRITING TO MR. JAMES W. KLINGLER, SECRETARY, WILSHIRE TECHNOLOGIES, INC., 5441 AVENIDA ENCINAS, SUITE A, CARLSBAD, CALIFORNIA 92008. EXHIBITS TO FORM 10-KSB WILL ALSO BE FURNISHED UPON REQUEST FOR THE COST OF REPRODUCTION.


                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.


                             SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at next year's Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before January 15, 1998, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                    By Order of the Board of Directors

                                    /s/ John Van Egmond
                                    -----------------------
                                    John Van Egmond
                                    Chief Executive Officer

8888                   This Proxy is Solicited on Behalf
                         of the Board of Directors of

                          WILSHIRE TECHNOLOGIES, INC.

      The undersigned Stockholder of Wilshire Technologies, Inc., a California corporation, hereby appoints John Van Egmond and James W. Klingler and each of them (to act by a majority of those present), or _____________________________, the attorneys and proxies of the undersigned, with power of substitution, to attend the Annual Meeting of Stockholders of said Corporation to be held at the Embassy Suites, 4550 La Jolla Village Drive, San Diego, California 92122 on September 26, 1997 at 10 o'clock A.M. and at any adjournment or adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present with respect to:

This Proxy will be voted as you specify on the reverse. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SOME OR ALL OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY STATEMENT WHO WERE NOMINATED BY THE BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS OF WILSHIRE TECHNOLOGIES, INC. In the election of directors said proxies shall have discretion and authority to distribute the votes represented by this proxy in such proportions as they shall see fit among the nominees named in the Proxy Statement. If any such nominee is unable or unwilling to serve or is otherwise unavailable, said proxies shall have discretion and authority to vote in accordance with their judgment for other nominees or to distribute such votes in such proportions as they shall see fit among all nominees.

                        (TO BE SIGNED ON REVERSE SIDE)

A [X]  Please mark your
       votes as in this
       example.

               Vote FOR the
              election of all     WITHHOLD from
              directors named   voting for election
                 at right          of directors
1. ELECTION        [_]                 [_]           NOMINEES:  Ronald W. Cantwell    2. The transaction of such other business
   OF                                                           John Van Egmond          as may properly come before the Annual
   DIRECTORS:                                                   Charles H. Black         Meeting or any adjournment thereof.
INSTRUCTION:  To withhold authority to vote for                 Joe E. Davis
any nominee write that nominee's name in the space              Ralph V. Whitworth    Proposal (1) is discussed in the accompanying
provided below.                                                                       Proxy Statement dated August 15, 1997.

__________________________________________________                                    PLEASE RETURN PROMPTLY IN THE ENCLOSED
                                                                                      ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED
                                                                                      IN THE U.S.A.

                                                                                      Receipt of copies of the Annual Report to
                                                                                      Shareholders, the Notice of the Annual
                                                                                      Meeting of Shareholders and the Proxy
                                                                                      Statement dated August 15, 1997 is hereby
                                                                                      acknowledged.



SIGNATURES____________________________   DATE___________________
           (Signature of Stockholder)

SIGNATURES____________________________   DATE___________________
           (Signature of Stockholder)

NOTE: Please sign exactly as your name or names appear. If more than one name appears, all persons so designated should sign. For joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing.